VIA EDGAR

Securities and Exchange Commission

100 F. Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA R

File No. 811-21441, CIK: 0001162322

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA R, a unit investment trust registered under the Act, recently mailed to its contract owners the semi annual report for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Franklin Templeton Variable Insurance Products Trust, Janus Aspen Series, MFS® Variable Insurance Trust and Fidelity Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30d-1 under the Act the following annual reports were filed with the Commission via EDGAR:

•	On 9/5/2008, Transamerica Series Trust filed its semi annual report with the Commission via Edgar (CIK: 0000778207);

•	On 8/25/2008, AIM Variable Insurance Funds filed its semi annual report with the Commission via Edgar (CIK: 0000896435);

•	On 8/25/2008, AllianceBernstein Variable Products Series Fund, Inc. filed its semi annual report with the Commission via Edgar (CIK: 0000825316);

•	On 8/27/2008, Franklin Templeton Variable Insurance Product Trust filed its semi annual report with the Commission via Edgar (CIK: 0000837274)

•	On 8/27/2008, Janus Aspen Series filed its semi annual report with the Commission via Edgar (CIK: 0000906185);

•	On 9/8/2008, MFS® Variable Insurance Trust filed its semi annual with the Commission via Edgar (CIK: 0000918571);

•	On 8/25/2008, Fidelity Variable Insurance Products Fund filed its semi annual with the Commission via Edgar (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company